UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2015
Date of Report (Date of earliest event reported)

VIBE WIRELESS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55210	98-1060941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 W. Rio Salado Pkwy Suite 215 Tempe, AZ	85281
(Address of principal executive offices)	(Zip Code)

(480) 339-0181
Registrant’s telephone number, including area code

ANYTRANSLATION CORP.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.03 AMENDEMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
On November 12, 2015, the Anytranslation Corp. filed Articles of Merger with the Nevada SOS whereby it entered into a statutory merger with its wholly-owned subsidiary, Vibe Wireless Corp. (the “Company”) pursuant to Nevada Revised Statutes 92A.200 et. seq. The effect of such merger is that the Company was the surviving entity and changed its name to “Vibe Wireless Corp.”
On November 13, 2015, the Company filed an Issuer Company-Related Action Notification Form with FINRA requesting that the name change be effected in the market. The Company also requested that its ticker symbol be changed to “VIBE”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIBE WIRELESS CORP.

DATE: November 16, 2015

By:        /s/ Edward Mooney
Name: Edward Mooney
Title: President